WARRANT AGREEMENT


     AGREEMENT, dated as of this ___ day of ___________________________________,
1996, by and between BENTLEY PHARMACEUTICALS, INC., a Florida corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY ("the Warrant Agent").

                               W I T N E S S E T H

     WHEREAS, in connection with (i) a public offering of up to 6,900 units ("the Units"), each Unit consisting of one $1,000 principal amount 12% Convertible Senior Subordinated Debenture and 1,000 Class A Redeemable Warrants (the "Class A Warrants"), each Class A Warrant exercisable for the purchase of one share of common stock, par value $.02 per share (the "Common Stock"), of the Company, and one Class B Redeemable Warrant (the "Class B Warrants"), each two Class B Warrants exercisable for the purchase of one share of Common Stock, pursuant to an Underwriting Agreement dated ___, 1996 (the "Underwriting Agreement"), between the Company and Coleman and Company Securities, Inc. ("Coleman"), and (ii) the issuance to Coleman or its designees of Underwriter Warrants to purchase an aggregate of 600 Units, the Company will issue up to 7,500,000 Class A Warrants and 7,500,000 Class B Warrants (the Class A Warrants and the Class B Warrants, sometimes collectively, the "Warrants").

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants and the rights of the holders thereof;

     NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS.

     As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

                     1.01 "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, which at the date of the closing of the Underwriting Agreement consisted of shares of Common Stock, $.02 par value.

                     1.02 "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 40 Wall Street, New York, New York, 10005.

                     1.03 "Exercise Date" shall mean, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

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                     1.04      "Initial  Exercise Date"  shall mean, the date of
issuance of the Class A Warrants or Class B Warrants, as applicable.

                     1.05 "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $3.00 as to each Class A Warrant and $5.00 as to each two Class B Warrants, subject to adjustment from time to time pursuant to the provisions of
Section 9 hereof.

                     1.06 "Redemption Price" shall mean the price at which the Company may, at its option, redeem the Warrants, in accordance with the terms hereof, which price shall be $0.05 per Class A or Class B Warrant, subject to adjustment from time to time pursuant to the provisions of Section 9 hereof.

                     1.07 "Registered Holder" shall mean the person in whose name any certificate representing Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6 hereof.

                     1.08 "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which securities are not traded on the exchange or the Nasdaq system which is the principal market for the Common Stock, as determined by the Board of Directors of the Company.

                     1.09      "Transfer  Agent"   shall  mean  Chemical  Mellon
Shareholder Services of New York as the transfer agent for the Company's Common Stock, or its authorized successor, as such.

                     1.10 "Warrant Expiration Date" shall mean 5:00 P.M. (New York time) on ____________, 1999, with respect to the Class A Warrants, or , 2001, with respect to the Class B Warrants, or in either case the Redemption Date as defined in Section 8 hereof, whichever is earlier; provided, however, that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Notwithstanding the foregoing, as to the Warrants subject to the Underwriter Warrants, the Expiration Date of the Class A Warrants shall be the later of (i) ___________ 1999 or (ii) one year after the date of exercise of the portion of the Underwriter Warrants pursuant to which such Class A Warrants are issued and the Expiration Date of the Class B Warrants shall instead be the later of (a) __________ 2001 or (b) two years after the date of exercise of the portion of the Underwriter Warrants pursuant to which the Class A Warrants are issued which may be exercised for Class B Warrants.

                     1.11 "Warrant Shares" shall mean the shares of Common Stock or other securities pursuant to Section 9 hereof issuable upon exercise of the Warrants.

SECTION 2.           WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

                     2.01 Each Class A Warrant shall initially entitle the Registered Holder of such Class A Warrant Certificate representing such Warrant, after the Initial Exercise Date, to purchase one share of Common Stock and one Class B Warrant upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 9 hereof.

                     2.02 Each two (2) Class B Warrants shall entitle the Registered Holder of such Class B Warrant Certificates representing such Warrants to purchase one share of Common Stock upon the exercise of two Class B Warrants in accordance with the terms hereof, subject to modification and adjustment as provided in Section 9 hereof. Registered Holders will only be permitted to exercise Class B Warrants in multiples of two.

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                     2.03      The Class  A Warrants included in the offering of
Units will be detachable from the Debentures constituting part of such Units and separately transferable therefrom after _____________, 1996 or sooner with the consent of Coleman.

                     2.04 Upon execution of this Agreement, Warrant Certi-ficates representing the number of Warrants sold pursuant to the Underwriting Agreement shall be executed by the Company and delivered to the Warrant Agent. Upon written order of the Company signed by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant Secretary, the Warrant Certificates shall be countersigned, issued and delivered by the Warrant Agent as part of the Units.

                     2.05 From time to time, up to the respective Warrant Expiration Dates, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of 11,250,000 shares of Common Stock, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

                     2.06 From time to time, up to the applicable Warrant Expiration Dates, the Warrant Agent shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided, however, that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Exercise Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder; (iii) those issued upon any transfer or exchange pursuant to Section 6 hereof; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7 hereof; and
(v) at the option of the Company, in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 9 hereof.

                     2.07 Pursuant to the terms of the Underwriter Warrants, Coleman may purchase up to 600 additional Units, including up to 600,000 Class A Warrants and 600,000 Class B Warrants, and with Warrant Expiration Dates as specifically set forth in Section 1.10 hereof.

SECTION 3.           FORM AND EXECUTION OF WARRANT CERTIFICATES.

                     3.01 The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A as to the Class A Warrants and Exhibit B as to the Class B Warrants (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or national securities system on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form. Warrants shall be numbered serially with the letters AW on each Class A Warrant of all denominations and BW on each Class B Warrant of all denominations.

                     3.02 Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not

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be valid for any  purpose  unless so  countersigned.  In case any officer of the
Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company. After countersignature by the Warrant Agent, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder without further action by the Company, except as otherwise provided by Section 4 hereof.

SECTION 4. EXERCISE. Each Warrant may be exercised by the Registered Holder thereof at any time on or after the applicable Initial Exercise Date, but not after the applicable Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the applicable Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder upon exercise thereof as of the close of business on the applicable Exercise Date. As soon as practicable on or after the applicable Exercise Date, the Warrant Agent shall deposit the proceeds received from the exercise of a Warrant and shall notify the Company in writing of such exercise. Promptly following, and in any event within five days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise, (plus a certificate for any remaining unexercised Warrants of the Registered Holder) unless prior to the date of issuance of such certificates the Company shall instruct the Warrant Agent to refrain from causing such issuance of certificates pending clearance of checks received in payment of the Purchase Price pursuant to such Warrants. Notwithstanding the foregoing, in the case of payment made in the form of a check drawn on an account of such investment banks and brokerage houses as the Company shall approve in writing to the Warrant Agent, certificates shall immediately be issued without prior notice to the Company or any delay. Upon the exercise of any Warrant and clearance of the funds received, the Warrant Agent shall promptly remit the payment received for the Warrant to the Company or as the Company may direct in writing.

SECTION 5.           RESERVATION OF SHARES: LISTING; PAYMENT OF TAXES; ETC.

                     5.01 The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, (other than those which the Company shall promptly pay or discharge) and that upon issuance such shares shall be listed on each national securities exchange or included in each automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed or included.

                     5.02      The Company covenants  that  if any securities to
be  reserved  for  the  purpose  of  exercise  of  Warrants   hereunder  require
registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The
Company  will  use  reasonable  efforts  to  obtain  appropriate   approvals  or
registrations under state "blue sky" securities laws. With respect to any such securities; however, Warrants
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may not be exercised  by, or shares of Common  Stock  issued to, any  Registered
Holder in any state in which such exercise would be unlawful.

                     5.03 The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance, or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

                     5.04 The Warrant Agent is hereby irrevocably authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock required upon exercise of the Warrants, and the Company will authorize the Transfer Agent to comply with all such proper requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of the Transfer Agent for shares of Common Stock issuable upon exercise of the Warrants.

SECTION 6.           EXCHANGE AND REGISTRATION OF TRANSFER.

                     6.01 Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and, upon satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

                     6.02 The Warrant Agent shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants, as the case may be.

                     6.03 With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

                     6.04 A service charge may be imposed by the Warrant Agent for any exchange or registration of transfer of Warrant Certificates. In addition, the Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                     6.05 All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation as Warrant Agent or pursuant to applicable rule or regulation or with the prior written consent of Coleman disposed of or destroyed, at the direction of the Company.


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                     6.06      Prior  to  due  presentment  for  registration of
transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

SECTION 7.           LOSS OR MUTILATION.

                     Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or the Warrant Agent that the Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

SECTION 8.           REDEMPTION.

                     8.01      Subject to the provisions of Section 2.07 hereof,
(i) the Class A Warrants may be redeemed at the Redemption Price per Class A Warrant, if the closing price (as hereinafter defined) of the Common Stock for each of the twenty (20) consecutive Trading Days equals or exceeds 150% of the then Purchase Price and (ii) the Class B Warrants may be redeemed at the Redemption Price per Class B Warrant if the closing price of the Common Stock for each of the twenty (20) consecutive Trading Days equals or exceeds 130% of the then Purchase Price. For the purpose of this Section 8, the closing price for each Trading Day shall be the last reported sale, price regular way or, in case no such reported sale takes place on such Trading Day, the closing bid price regular way in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ (the "Nasdaq System") or similar organization if NASDAQ is no longer reporting such information, or by the National Daily Quotation Bureau or similar organization if the Common Stock is not then quoted on an inter-dealer quotation system. All Warrants of a class, except those comprising the Underwriter Warrants, must be redeemed if any of that class are redeemed.

                     8.02 In case the Company shall desire to exercise its right to redeem Class A or Class B Warrants, not later than ten (10) days following the end of any twenty (20) consecutive Trading Day period in Section
8.01 above, it shall irrevocably request the Warrant Agent to mail a notice of redemption to each of the Registered Holders of the class of Warrants to be redeemed, first class, postage prepaid, not less than thirty (30) days before the date fixed for redemption, at their last address as shall appear in the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice. The Company shall also give notice of election to redeem by issuing a release to that effect in the Dow Jones News Service.

                     8.03      The notice of redemption referred to  in  Section
8.02 above shall specify (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where the Warrant Certificates shall be delivered and the redemption price paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 PM (New York time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date. No failure to mail such notice nor any

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defect  therein or in the  mailing  thereof  shall  affect the  validity  of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                     8.04 Any right to exercise the class of Warrants to be redeemed shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Registered Holders shall have no further rights except to receive, upon surrender of their Warrants, the Redemption Price.

                     8.05 From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Registered Holder of one or more of the class of Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Registered Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

SECTION 9.           ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES OF COMMON
                     STOCK.

                     9.01 (a) The Purchase Price, the number of Warrant Shares purchasable upon exercise of each class of Warrants and the number of each class of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9. In the event the Company shall, at any time or from time to time after the Initial Exercise Date, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                     (b)       Upon  each  adjustment  of   the  Purchase  Price
pursuant to this Section 9, the total number of shares of Common Stock purchasable upon the exercise of each class of Warrant shall (subject to the provisions contained in Section 9.02 hereof) be such number of shares calculated to the nearest tenth purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.

                     9.02 The Company may elect, upon any adjustment of the Purchase Price hereunder, to adjust the number of each class of Warrants outstanding, in lieu of the adjustment in the number of Shares purchasable upon the exercise of each Warrant as hereinabove provided, so that each Class A or Class B Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock in the case of the Class A Warrants and one-half (1/2) share of Common Stock in the case of the Class B Warrants. Each Class A and Class B Warrant held of record prior to such adjustment of the number of Class A and Class B Warrants shall become that number of Warrants (calculated to the nearest tenth) determined

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by  multiplying  the number by a fraction,  the  numerator of which shall be the
Purchase  Price  in  effect   immediately  prior  to  such  adjustment  and  the
denominator of which shall be the Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this
Section 9, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment of Warrant Certificates evidencing, subject to Section 10 hereof, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Class A and Class B Warrants to which such Holder shall be entitled after such adjustment.

                     9.03 In case of any reclassification, capital reorga-nization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/lease/back, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each Registered Holder shall have the right thereafter, by exercising such class of Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such class of Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to each Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                     9.04 (a) If at any time after the Initial Exercise Date the Company shall issue any shares of Common Stock (other than shares issued as a dividend or distribution as provided in Section 9.01(a) hereof) for a consideration per share less than the Current Market Price per share, then, forthwith upon such issue, the Purchase Price in effect immediately prior to such issuance (the "Existing Purchase Price") shall be reduced by dividing the number of shares of Common Stock so issued by the total number of shares outstanding after such issuance, multiplying the quotient by the difference between the Existing Purchase Price and the price of the shares so issued and subtracting the result from the Existing Purchase Price. In the case of an issue of additional shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net cash proceeds received for such shares, excluding cash received on account of accrued interest or accrued dividends and after deducting therefrom any and all commissions and expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issue of such shares. The term "issue" shall be deemed to include the sale or other disposition of shares of Common Stock held in the Company's treasury. The number of shares of Common Stock outstanding at any given time shall not include shares in the Company's treasury or shares owned by any majority-owned subsidiary of the Company.

                     (b)       If at any time after the  Initial  Exercise  Date
the Company shall issue rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion price per share, in the case of a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or the granting date if such holders are not stockholders, then in each such case the Purchase Price shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record or granting date by a fraction, of which the numerator shall be the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record or granting date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Purchase Price shall be readjusted after the expiration of such rights, options, or warrants (but only as to those Warrants which are not exercised after such expiration), to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part of all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

                     (c) If at any time after the Initial Exercise Date the Company shall fix a record date for the making of a distribution to all holders of its Common Stock of evidences of its indebtedness or assets (excluding cash distributions made as a dividend payable out of earnings or dividends payable in shares of Common Stock of the Company), or securities convertible into Common Stock of the Company, then in each case the Purchase Price in effect immediately prior to such record date shall be decreased to an amount determined by multiplying such Purchase Price by a fraction, the numerator of which shall be the Current Market Price on such record date less the then fair market value per share of Common Stock (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the assets or evidences of indebtedness so distributed, and the denominator of which shall be the current Market Price on such date. The number of shares of Common Stock purchasable on such record date shall be increased to a number of shares equal to (i) the number of shares of Common Stock purchasable on such record date multiplied by the Purchase Price in effect immediately prior to the adjustment required by the preceding sentence, divided by (ii) the adjusted Purchase Price computed pursuant to the immediately preceding sentence. Such adjustments shall be made successively whenever such a record date is fixed and, in the event that such distribution is not so made, the Purchase Price and the number of Warrant Shares shall be adjusted to the Purchase Price and the number of Warrant Shares which were in effect prior to such record date.

                     (d)       For  the  purpose  of  any computation under this
Section 9.04, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing price for the 30 consecutive trading days commencing 45 trading days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price as furnished by the Nasdaq System or similar organization if Nasdaq is no longer reporting such information, or by the National Daily Quotation Bureau or similar organization if the Common Stock is not quoted on an inter-dealer quotation system. If on any such date the Common Stock is not quoted by any such organization, the fair value of the Common Stock on such date, as determined by the Company's Board of Directors, shall be used.

                     9.05 Irrespective of any adjustments or changes in the Purchase Price or the number of Warrant Shares, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2.04 hereof, continue to express the Purchase Price per share, the number of Warrant Shares and the Redemption Price therefor as the Purchase Price per share and the number of Warrant Shares and the Redemption Price therefore were expressed in the Warrant Certificates when the same were originally issued.

                     9.06 After each adjustment of the Exercise Price pursuant to this Section 9, the Company will promptly prepare a certificate signed by the Chairman of the Board or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each class of Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the Registered Holder of each class of Warrant shall then be entitled, and any adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts as shall be necessary to show the reason for and manner of computing such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary hereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to a Registered Holder (a) to whom notice was not mailed or (b) whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                     9.07 For purposes of this Section 9, the following shall also be applicable:

                     (a) The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company, and the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said Sections.

                     (b) No adjustment of the Purchase Price shall be made unless such adjustment would require an increase or decrease of at least $.05 in such Price; provided, however, that any adjustments which by reason of this clause (b) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.05 in the Purchase Price then in effect hereunder.

                     9.08 As used in this Section 9, the term "Common Stock" means and includes the Common Stock authorized on the Initial Exercise Date and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the Warrant Shares shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock on the Initial Exercise Date or (i), in the case of any reclassification change, consolidation, merger, sale or conveyance of the character referred to in Section 9.03 hereof the stock, securities or property provided for in such Section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value, such shares of Common Stock as so reclassified or changed.

                     9.09 Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 9, or as to the amount of any such adjustment, if required, shall be binding and conclusive upon the Holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company (or the Board of Directors of any corporation which is a successor as provided for in Section 9.03 hereof). The Board of Directors shall have the power to resolve any ambiguity or correct any error in this Section 9.

                     9.10 If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall concurrently therewith grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the stockholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his Warrants. Such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 9.

                     9.11 The Company may, at its option, and subject to the rules of the principal securities exchange or the Nasdaq System on which the Common Stock may then be listed or included for trading at any time until the Expiration Date, reduce the then current Purchase Price for either or both classes of Warrants to any amount deemed appropriate by the Board of Directors of the Company for any period of at least twenty (20) consecutive Trading Days (as evidenced in a resolution adopted by such Board of Directors). The Company shall mail, or cause to be mailed, a notice of the reduction in the Exercise Price as provided in this Section to each of the Registered Holders of the applicable class of Warrants first class, postage prepaid, not later than the twentieth day before the commencement of such reduced Purchase Price, at their last address as it shall appear on the records maintained pursuant to Section
6.02 hereof. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice. The Company shall also give notice of the reduction in the Exercise Price within the time provided above, by issuing a release to that effect to the Dow Jones News Service. A reduction in the Exercise Price pursuant to this Section 9.11 does not cause any other adjustment pursuant to this Section 9.

SECTION 10. FRACTIONAL WARRANT AND FRACTIONAL SHARES. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 9 hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall round to the nearest share so that if the fraction is less than one-half (1/2) no share shall be issued and if the fraction is one-half (1/2) or higher, the Company shall issue one full share.

SECTION 11. WARRANT HOLDERS NOT DEEMED STOCKHOLDERS. No Registered Holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

SECTION 12. RIGHTS OF ACTION. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants. Any Registered Holder of a Warrant, without consent of the Warrant Agent or of the Holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of Warrant Shares in the manner provided in the Warrant Certificate and this Agreement.

SECTION 13. AGREEMENT OF HOLDERS. Every Registered Holder of a Class A Warrant or Class B Warrant, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent and every other Holder of a Warrant that:

                      (a) the Warrants are transferable only on the registry books of the Warrant Agent by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion, together with payment of any applicable transfer taxes; and

                      (b) the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the Registered Holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

SECTION 14. CANCELLATION OF WARRANT CERTIFICATES. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be delivered to the Warrant Agent and canceled by it and retired. The Warrant Agent shall also cancel Common Stock following exercise of any or all of the Warrants represented thereby or delivered to it for transfer, split-up, combination or exchange.

SECTION 15.           CONCERNING THE WARRANT AGENT.

                      15.01 The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

                      15.02 The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not be (i) liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or
(iii) liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

                      15.03 The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                      15.04 Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, President, any Vice President, its Secretary, or Assistant Secretary (unless other evidence in respect thereof is herein specifically prescribed). The warrant agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

                      15.05 The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder. It further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

                      15.06 The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving thirty (30) days prior written notice to the Company. At least fifteen (15) days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to each Registered Holder at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of fifteen (15) days after it has been notified in writing of such resignation by the resigning Warrant Agent, then any Registered Holder may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000, or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Registered Holder.

                      15.07 Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of Section 15.06 hereof. Any such successor warrant agent shall promptly cause notice of its succession as Warrant Agent to be mailed to the Company and to each Registered Holder.

                      15.08 The Warrant Agent, its subsidiaries and affiliates, any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not the Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

SECTION 16. MODIFICATION OF AGREEMENT. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement that they (i) shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained, or (ii) may deem necessary or desirable and which shall not adversely affect the interests of the Registered Holders of any class of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than 50% of that class of Warrants then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any class of Warrant, or the Purchase Price therefor, the acceleration of the Warrant Expiration Date, or the Redemption Price shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such class of Warrants, other than such changes as are specifically prescribed by this Agreement as originally executed.

SECTION 17. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid if to (i) a Registered Holder, at the address of such Holder as shown in the registry books maintained by the Warrant Agent; (ii) the Company, at One Urban Centre, Suite 550, 4830 West Kennedy Boulevard, Tampa, Florida 33609-2517, attention: President, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and (iii) the Warrant Agent, at its Corporate Office.

SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

SECTION 19. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

SECTION 20. TERMINATION. This Agreement shall terminate at the close of business on the Expiration Date of all the Warrants or such earlier date upon which all Warrants have been exercised, except that the Warrant Agent shall account to the Company for cash held by it and the provisions of Section 15 hereof shall survive such termination.

SECTION 21.    COUNTERPARTS.   This   Agreement   may  be  executed  in  several
counterparts, which taken together shall constitute a single document.

SECTION 22. CAPTIONS. The captions and sections in the Agreement are for reference only and should have no substantive effect.

SECTION 23. AUTHORITY. Each party represents to the other that it has due and proper authority to perform all duties and obligations set forth in and contemplated by the Agreement, and that it has taken and will take all acts required so that upon execution of the Agreement it shall be binding on such party in accordance with its terms.

SECTION 24. ENTIRE AGREEMENT. The Agreement embodies the entire agreement between the parties hereto and supersedes all other agreements between the parties in connection with the matters dealt with herein.

                      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        BENTLEY PHARMACEUTICALS, INC.



                                        By:____________________________
                                            James R. Murphy, President


                                        AMERICAN STOCK TRANSFER & TRUST COMPANY




                                        By:____________________________
                                             Authorized Officer

                                    EXHIBIT A
                  [FORM OF FACE OF CLASS A WARRANT CERTIFICATE]

No. AW
                                                                  _____ Warrants
                          VOID AFTER ____________, 1999
                           CLASS A REDEEMABLE WARRANT
                    CERTIFICATE FOR PURCHASE OF COMMON STOCK

                          BENTLEY PHARMACEUTICALS, INC.

     This certifies  that FOR VALUE RECEIVED____________________________________
_______________________ or registered assigns (the "Registered Holder") is the owner of ___________ ( ) Class A Redeemable Warrants (the "Class A Warrants"). Each Class A Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, par value $0.02 per share, of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company") and one Class B Redeemable Warrant ("Class B Warrant") at any time after _________________, 1996 and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company as Warrant agent, or its successor (the "Warrant Agent"), accompanied by payment of $3.00 (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     This Warrant Certificate and each Class A Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of __________, 1996 by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Class A Warrant represented hereby are subject to modification or adjustment.

     Each Class A Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common stock will be issued. In the case of the exercise of less than all the Class A Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class A Warrants.

     The term "Expiration Date" shall mean 5:00 PM (New York time) on ____________, 1999, or such earlier date as the Class A Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 PM (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Class A Warrant unless a registration statement under the Securities Act of 1933 with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Class A Warrants are outstanding. This Class A Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class A Warrants, each of such new Warrant Certificates to represent such number of Class A Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class A Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Class A Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     This Class A Warrant may be redeemed at the option of the Company, at a redemption price of $0.05 per Warrant at any time, provided the closing price (as defined in the Warrant Agreement) for the shares issuable upon exercise of such Warrant for each of the twenty (20) consecutive Trading Days shall equal or exceed 150% of the Purchase Price then in effect. Notice of redemption shall be given not less than the thirtieth day before the day fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to this Class A Warrant except to receive the $0.05 per Warrant upon surrender of this Certificate.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class A Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.
                                            BENTLEY PHARMACEUTICALS, INC.


                                            By: __________________________
[seal]


Attest:____________________________
                Secretary

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By: _______________________________
           Authorized officer

                [FORM OF REVERSE OF CLASS A WARRANT CERTIFICATE]


                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                      in Order to Exercise Class A Warrants

The undersigned Registered Holder hereby irrevocably elects to exercise Class A Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                  ____________________________________________
                  ____________________________________________
                  ____________________________________________

                     [please print or type name and address]

and be delivered to

                  ____________________________________________
                  ____________________________________________
                  ____________________________________________
                     [please print or type name and address]

and if such number of Class A Warrants shall not be all the Class A Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated:______________________                    X ______________________
                                                  ______________________
                                                  ______________________
                                                         Address


                                                  ______________________
                                                  Taxpayer Identification Number


                                                  ______________________
                                                  Signature Guaranteed


                                                  ______________________

                                   ASSIGNMENT

   To Be Executed by the Registered Holder in Order to Assign Class A Warrants


     FOR  VALUE  RECEIVED,   ___________________________________  hereby  sells,
assigns and transfers unto


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER


                  ____________________________________________
                  ____________________________________________
                  ____________________________________________
                     [please print or type name and address]


_______________________________________  of the Class A Warrants  represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ______ _______________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated: ______________________                X  ________________________


                                                  Signature Guaranteed


                                                ________________________



           THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CLASS A WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO THE SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.

                                    Exhibit B
                      [FORM OF FACE OF WARRANT CERTIFICATE]

No. BW                                                           ______ Warrants

                           VOID AFTER _________, 2001
                    REDEEMABLE COMMON STOCK PURCHASE WARRANT
                    CERTIFICATE FOR PURCHASE OF COMMON STOCK

                          BENTLEY PHARMACEUTICALS, INC.

     This    certifies    that   FOR   VALUE    RECEIVED    ____________________
________________________________________________________________________________
or registered assigns (the "Registered Holder") is the owner of _______ (_____) Class B Redeemable Common Stock Purchase Warrants (the "Class B Warrants"). Two Class B Warrants entitle the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, par value $0.02 per share, of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company"), at any time after _______, 1996 and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $5.00 (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     This Warrant Certificate and each Class B Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of _____, 1996 by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Class B Warrant represented hereby are subject to modification or adjustment.

     Each Class B Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Class B Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class B Warrants.

     The term "Expiration Date" shall mean 5:00 PM (New York time) on _________, 2001, or such earlier date as the Class B Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 PM (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Class B Warrant unless a registration, statement under, the Securities Act of 1933 with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Class B Warrants are outstanding. This Class B Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class B Warrants, each of such new Warrant Certificates to represent such number of Class B Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class B Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Class B Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     This Warrant may be redeemed at the option of the Company, at a redemption price of $0.05 per Warrant at any time, provided the closing price (as defined in the Warrant Agreement) for the shares issuable upon exercise of such Warrant for the immediately preceding twenty (20) consecutive trading days immediately preceding the record date for redemption shall equal or exceed 130% of the Purchase Price then in effect. Notice of redemption shall be given not less than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to this Class B Warrant except to receive the $0.05 per Warrant upon surrender of this Certificate.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class B Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers hereunto duly authorized and a facsimile of its corporate seal to be imprinted thereon.


                                          BENTLEY PHARMACEUTICALS, INC.

                                          By: _________________________
[SEAL]


_____________________________
         Secretary

COUNTERSIGNED:



AMERICAN STOCK TRANSFER AND TRUST COMPANY

By: _________________________

                [FORM OF REVERSE OF CLASS B WARRANT CERTIFICATE]

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                      in Order to Exercise Class B Warrants

The undersigned Registered Holder hereby irrevocably elects to exercise Class B Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and be delivered to


                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and if such number of Class B Warrants shall not be all the Class B Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated:__________________               X _______________________________________
                                         _______________________________________
                                         _______________________________________
                                                   Address


                                         _______________________________________
                                             Taxpayer Identification Number


                                         _______________________________________
                                                 Signature Guaranteed


                                         _______________________________________

                                   ASSIGNMENT

   To Be Executed by the Registered Holder in Order to Assign Class B Warrants


           FOR VALUE RECEIVED, _________________________________________________
hereby sells, assigns and transfers unto


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]


_______________________________________  of the Class B Warrants  represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ______
________________________________________________________________________________
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated: ______________________                X  ________________________


                                                  Signature Guaranteed


                                                ________________________





           THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CLASS B WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO THE SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.